UNCOMMITTED REVOLVING LINE OF CREDIT NOTE

July 20, 2012

FOR VALUE RECEIVED, the undersigned, Heartland Payment Systems, Inc., a Delaware corporation (“Customer”) hereby unconditionally promises to pay, on the Termination Date (as defined in the Credit Agreement referred to below), to Wells Fargo Bank, National Association or its assigns (the “Lender”), in lawful money of the United States of America and in immediately available funds, the aggregate unpaid principal amount of all Advances made by Lender to the undersigned pursuant to Section 2.1 of the Credit Agreement referred to below. The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof and, to the extent permitted by law, accrued interest in respect hereof from time to time from the date hereof until payment in full of the principal amount hereof and accrued interest hereon, at the rates and on the dates set forth in the Credit Agreement.

This Uncommitted Revolving Line of Credit Note is the Uncommitted Revolving Line of Credit Note referred to in the Uncommitted Revolving Line of Credit Agreement, dated as of July 20, 2012 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”), by and among Customer, Guarantors, Lender and Sponsor Bank, and the holder is entitled to the benefits thereof. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

Upon the occurrence of the Termination Date or any one or more Bankruptcy Events specified in the Credit Agreement, all amounts then remaining unpaid on this Uncommitted Revolving Line of Credit Note shall become, or may be declared to be, immediately due and payable, all as provided therein. In the event this Uncommitted Revolving Line of Credit Note is not paid when due at any stated or accelerated maturity, Customer agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees.

All parties now and hereafter liable with respect to this Uncommitted Revolving Line of Credit Note, whether maker, principal, surety, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

This Uncommitted Revolving Line of Credit Note may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

THIS UNCOMMITTED REVOLVING LINE OF CREDIT NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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Heartland Payment Systems, Inc.,
a Delaware corporation

By: /s/ Charles H.N. Kallenbach
Name: Charles H.N. Kallenbach
Title: General Counsel and Secretary